                      MERRILL LYNCH LIFE INSURANCE COMPANY

             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

                         SUPPLEMENT DATED MARCH 20, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2001
                                       FOR
                                 RETIREMENT PLUS


                      ML LIFE INSURANCE COMPANY OF NEW YORK

               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A

                         SUPPLEMENT DATED MARCH 20, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2001
                                       FOR
                                 RETIREMENT PLUS

        On January 25, 2002, Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York ("MLLICNY"), and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of certain shares of the Merrill Lynch Variable Series Funds, Inc. ("Variable Series Funds") for alternative shares of the Variable Series Funds as follows:

-------------------------------------------------------------------------------------------------

             SUBSTITUTED PORTFOLIOS                           REPLACEMENT PORTFOLIOS
-------------------------------------------------------------------------------------------------
Class A shares of the Natural Resources Focus     Class A Shares of the Large Cap Core Focus
Fund of the Variable Series Funds                 Fund of the Variable Series Funds

-------------------------------------------------------------------------------------------------

Class A shares of the Global Bond Focus Fund of   Class A shares of the Core Bond Focus Fund of
the Variable Series Funds                         the Variable Series Funds

-------------------------------------------------------------------------------------------------

To the extent required by law, approvals of the substitution will also be obtained from the state insurance regulators in certain jurisdictions.

        If approved, the effect of the share substitutions will be to: (a) replace the Class A shares of the Natural Resources Focus Fund with Class A Shares of the Large Cap Core Focus Fund and (b) replace Class A shares of the Global Bond Focus Fund with Class A shares of the Core Bond Focus Fund as investment options under your variable annuity contract. The Large Cap

Core Focus Fund and the Core Bond Focus Fund are each described in its current prospectus, which you previously received under separate cover.

        MLLIC and MLLICNY propose to carry out the proposed substitution after all necessary regulatory approvals have been obtained (anticipated to occur following the close of business on April 30, 2002) by redeeming the Class A Shares of the Natural Resources Focus Fund and the Class A shares of the Global Bond Focus Fund in cash and purchasing with the proceeds Class A shares of the Large Cap Core Focus Fund and Class A shares of the Core Bond Focus Fund, respectively. If carried out, the proposed substitution would result in the involuntary reinvestment of contract owners' cash value that remained invested in the Natural Resources Focus Fund and the Global Bond Focus Fund on April 30, 2002.

        The investment objectives of the Large Cap Core Focus Fund and the Core Bond Focus Fund are as follow:

        LARGE CAP CORE FOCUS FUND: To seek high total investment return.

        CORE BOND FOCUS FUND: Primarily to obtain a high level of current income, and secondarily, to seek capital appreciation when consistent with its primary objective.

        Contract owners and prospective purchasers should carefully read the prospectuses for the funds. Additional copies of the funds' prospectuses are available from MLLIC (call 1-800-535-5549) and MLLICNY (call 1-800-333-6524).

        From January 25, 2002 until 30 days after the date of the proposed substitution, you may transfer contract value under the contract invested in the Natural Resources Focus Fund and the Global Bond Focus Fund to other available subaccount(s) without charge. In addition, neither MLLIC nor MLLICNY will exercise any rights under the respective Contracts to impose any restrictions or charges on transfers until at least 30 days after the proposed substitution.

        The Natural Resources Focus Fund and the Global Bond Focus Fund are currently closed to purchase payments and transfers of contract value. In connection with the proposed substitution, the Natural Resources Focus Fund and the Global Bond Focus Fund will no longer be available as investment options under your Contract.